SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENT [Abstract]
SUBSEQUENT EVENT

23. SUBSEQUENT EVENT

In March and April 2013, the Company entered into several share transfer agreements to dispose of its equity interests in certain investees, as discussed in Note 9(c) and 9(g).

In March 2013, the Company cancelled approximately 1.7 million ADSs (representing approximately 5.1 million ordinary shares), which ADSs were repurchased by the Company for approximately 0.2 million in 2011 and 1.5 million in 2012, respectively. All the ADSs repurchased by the Company on the open market had been cancelled by the Company as of March 31, 2013.

In March 2013, the Company announced that its Board of Directors approved a quarterly cash dividend of $0.10 per ADS, or approximately $0.0333 per ordinary share, which amounted to approximately $4.9 million in aggregate.